UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-03940

Strategic Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	05/31
Date of reporting period:	05/31/2018

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

Dreyfus Select Managers Small Cap Growth Fund

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus Select Managers Small Cap Growth Fund

ANNUAL REPORT May 31, 2018

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Select Managers Small Cap Growth Fund	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Select Managers Small Cap Growth Fund, covering the 12-month period from June 1, 2017 through May 31, 2018. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

After a period of unusually mild price swings in 2017, inflation concerns, rising interest rates and potential trade disputes have caused market volatility to increase substantially during 2018. As a result, U.S. stocks generally have produced mildly positive returns while bonds have lost a degree of value over the first five months of the year.

Yet, for the 12-month reporting period overall, stocks across all capitalization ranges posted double-digit returns on the strength of rising corporate earnings, improving global economic conditions, and the passage of tax reform legislation and other government policy reforms. Bonds fared less well over the same time frame, with corporate-backed securities eking out modestly positive total returns while U.S. government securities mostly produced losses in the rising interest-rate environment.

Despite the return of heightened market volatility, we believe that underlying market fundamentals remain strong. Continued economic growth, a robust labor market, rising corporate earnings and strong consumer and business confidence seem likely to support stock and corporate bond prices over the months ahead. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
June 15, 2018

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from June 1, 2017 through May 31, 2018, as provided by portfolio allocation managers Keith L. Stransky and Robert B. Mayerick of EACM Advisors LLC

Market and Fund Performance Overview

For the 12-month period ended May 31, 2018, Dreyfus Select Managers Small Cap Growth Fund’s Class A, Class C, Class I, and Class Y shares at NAV produced total returns of 26.05%, 25.11%, 26.42%, and 26.46%, respectively.1 In comparison, the Russell 2000® Growth Index (the “Index”), the fund’s benchmark, returned 25.08% for the same period.2

Small-cap growth stocks gained considerable ground over the reporting period amid rising corporate earnings, lower corporate tax rates, and synchronized global economic growth. The fund outperformed the Index, mainly due to successful security selections in the health care and information technology sectors.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its assets in the stocks of small-cap companies. The fund’s portfolio is constructed so as to have a growth tilt.

The fund uses a “multi-manager” approach by selecting various subadvisers to manage its assets. We may hire, terminate, or replace subadvisers and modify material terms and conditions of subadvisory arrangements without shareholder approval.

The fund’s assets are currently allocated to six subadvisers, each acting independently and using its own methodology to select portfolio investments. At the end of the reporting period, 10% of the fund’s assets were under the management of Redwood Investments, LLC, which employs a blend of quantitative and qualitative research to build growth and core equity portfolios; approximately 18% of the fund’s assets were under the management of Geneva Capital Management, which employs bottom-up fundamental analysis supplemented by top-down considerations to identify companies with a consistent, sustainable record of growth; approximately 16% of the fund’s assets were under the management of Nicholas Investment Partners, L.P., which uses a bottom-up approach to security selection, combining rigorous fundamental analysis with the discipline and objectivity of quantitative analytics; EAM Investors, LLC, which managed 21% of the fund’s assets, chooses investments through bottom-up fundamental analysis using a blend of a quantitative discovery process and a qualitative analysis process; approximately 10% of the fund’s assets were managed by Granite Investment Partners, LLC, which seeks attractively valued small-cap companies with catalysts for growth; and 25% of the fund’s assets were managed by Rice Hall James & Associates LLC, which seeks growing companies with high earnings growth, high or improving returns on invested capital, and sustainable competitive advantages. The percentages of the fund’s assets allocated to the various subadvisers can change over time, within ranges described in the prospectus.

Positive Economic Trends in the Face of Rising Volatility

U.S. stocks remained energized during the reporting period by better-than-expected corporate earnings growth, strengthening U.S. labor markets, and encouraging global economic developments. In addition, investors responded positively to the enactment of tax reform legislation in December 2017. Consequently, the Index reached a series of new highs through January 2018. While inflation fears, proposed increases in U.S. import tariffs, and political turmoil in the European Union sparked heightened stock market volatility from February through May,

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

small-cap growth stocks generally continued to gain value, enabling the Index to deliver impressive gains for the reporting period overall.

In this environment, small-cap stocks produced higher returns than their large- and mid-cap counterparts, and growth stocks fared substantially better than value-oriented stocks.

Security Selections Constrained Fund Performance

The fund’s strong performance compared to the Index was mainly the result of favorable stock selections by the fund’s underlying portfolio managers. Results from the health care sector proved especially beneficial, as the stock price of biopharmaceutical producer Nektar Therapeutics soared after the company reported positive clinical trial results and record licensing fees for a new drug. Cardiovascular device maker ABIOMED achieved robust sales growth, particularly in overseas markets. In the information technology sector, on-demand postage company Stamps.com expanded its customer base while increasing average revenues per paid customer, and software developer Paycom Software saw rapid growth and higher profit margins from its payroll and human resources management products.

A few individual stocks produced disappointing results during the reporting period. Commerce marketing specialist Criteo reduced its outlook when new smartphone operating systems curtailed some advertising opportunities. Restaurant and arcade chain Dave & Buster’s was hurt by industrywide headwinds, such as overcapacity and sluggish consumer spending in brick-and-mortar establishments. Weight loss specialist Nutrisystem reduced its future earnings guidance when a recent marketing campaign failed to boost customer growth.

A Constructive Outlook

Despite potential headwinds such as rising interest rates and richer equity valuations, we remain cautiously optimistic regarding the prospects for small-cap growth stocks. Escalating trade disputes seem likely to cause investors to turn away from multinational companies with a strong overseas presence and toward smaller businesses with a focus on domestic markets. The fund made no changes to its roster of subadvisers during the reporting period.

June 15, 2018

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect through October 1, 2018, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 Source: Lipper Inc. — The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The prices of small company stocks tend to be more volatile than the prices of large company stocks, mainly because these companies have less established and more volatile earnings histories. They also tend to be less liquid than larger company stocks.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of $10,000 investment in Dreyfus Select Managers Small Cap Growth Fund Class A shares, Class C shares, Class I shares and Class Y shares and the Russell 2000® Growth Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales load for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Select Managers Small Cap Growth Fund on 7/1/10 (inception date) to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 5/31/18
	Inception Date	1 Year	5 Years	From Inception
Class A shares
with maximum sales charge (5.75%)	7/1/10	18.79%	9.96%	14.18%
without sales charge	7/1/10	26.05%	11.27%	15.04%
Class C shares
with applicable redemption charge†	7/1/10	24.11%	10.42%	14.18%
without redemption	7/1/10	25.11%	10.42%	14.18%
Class I shares	7/1/10	26.42%	11.60%	15.37%
Class Y shares	7/1/13	26.46%	11.80%††	15.38%††
Russell 2000® Growth Index	6/30/10	25.08%	13.33%	16.04%†††

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales load for Class A shares.

††† For comparative purposes, the value of the Index as of 6/30/10 is used as the beginning value on 7/1/10.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund's performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Select Managers Small Cap Growth Fund from December 1, 2017 to May 31, 2018. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended May 31, 2018

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.76	$10.72	$5.04	$4.98
Ending value (after expenses)	$1,102.00	$1,098.20	$1,103.80	$1,104.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended May 31, 2018

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.49	$10.30	$4.84	$4.78
Ending value (after expenses)	$1,018.50	$1,014.71	$1,020.14	$1,020.19

† Expenses are equal to the fund’s annualized expense ratio of 1.29% for Class A, 2.05% for Class C, .96% for Class I and .95% for Class Y, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

May 31, 2018

Description	Shares		Value ($)
Common Stocks - 97.5%
Automobiles & Components - 1.6%
Cooper-Standard Holdings	23,694	[a]	2,942,795
Dorman Products	25,330	[a,b]	1,634,292
Fox Factory Holding	59,139	[a,b]	2,350,775
LCI Industries	53,351		4,678,883
Visteon	13,694	[a]	1,711,202
			13,317,947
Banks - 4.4%
Ameris Bancorp	39,471		2,198,535
BancFirst	13,366		798,619
Bank of N.T. Butterfield & Son	26,147		1,248,519
Bank of the Ozarks	135,677	[b]	6,450,085
BofI Holding	174,483	[a]	7,190,444
Boston Private Financial Holdings	56,726		964,342
Centerstate Banks	39,716		1,221,267
Central Pacific Financial	29,443		866,802
Columbia Banking System	34,999	[b]	1,488,157
Eagle Bancorp	25,867	[a]	1,566,247
Pacific Premier Bancorp	54,763	[a]	2,261,712
Seacoast Banking Corporation of Florida	40,358	[a,b]	1,258,362
Synovus Financial	28,852		1,561,182
TCF Financial	46,862		1,232,939
Texas Capital Bancshares	28,591	[a]	2,754,743
Western Alliance Bancorp	24,247	[a]	1,461,124
Wintrust Financial	13,210		1,216,773
			35,739,852
Capital Goods - 8.1%
AAON	54,027		1,647,824
Albany International, Cl. A	19,646		1,208,229
Altra Industrial Motion	44,755	[b]	1,850,619
Applied Industrial Technologies	28,636		1,997,361
Astec Industries	24,037		1,406,405
Axon Enterprise	19,705	[a]	1,254,814
Barnes Group	36,354		2,160,155
Beacon Roofing Supply	71,280	[a]	2,986,632
BWX Technologies	16,171		1,079,253
Chart Industries	48,952	[a,b]	3,153,977
Cubic	40,267	[b]	2,800,570
Donaldson	56,635	[b]	2,673,172
Encore Wire	29,483	[b]	1,426,977
EnPro Industries	15,980	[b]	1,177,087
Esterline Technologies	10,878	[a]	793,550

Description	Shares		Value ($)
Common Stocks - 97.5% (continued)
Capital Goods - 8.1% (continued)
Generac Holdings	34,337	[a]	1,719,940
GMS	51,461	[a]	1,541,257
Harsco	65,922	[a]	1,615,089
JELD-WEN Holding	14,131	[a]	386,765
Kratos Defense & Security Solutions	110,779	[a]	1,239,617
Masonite International	71,753	[a]	4,742,873
MasTec	18,375	[a]	857,194
Mercury Systems	21,346	[a,b]	788,308
Middleby	18,935	[a,b]	1,886,305
MSC Industrial Direct, Cl. A	22,351		2,052,492
PGT Innovations	55,573	[a]	1,150,361
Proto Labs	20,029	[a,b]	2,415,497
Quanta Services	45,221	[a]	1,628,408
RBC Bearings	25,141	[a,b]	3,160,475
Rush Enterprises, Cl. A	41,397	[a]	1,781,313
SiteOne Landscape Supply	35,574	[a,b]	2,691,173
Sunrun	103,071	[a,b]	1,247,159
TPI Composites	45,773	[a]	1,203,830
Trex	43,668	[a]	5,145,400
Vicor	30,171	[a]	1,322,998
			66,193,079
Commercial & Professional Services - 3.4%
CBIZ	76,909	[a]	1,588,171
Cimpress	30,457	[a,b]	4,240,528
Exponent	34,840		3,424,772
Franklin Covey	28,147	[a]	789,523
FTI Consulting	20,371	[a]	1,262,798
Healthcare Services Group	60,002	[b]	2,169,072
ICF International	17,787		1,256,652
Insperity	32,571		2,996,532
Korn/Ferry International	24,744		1,353,002
McGrath RentCorp	20,262		1,318,651
SP Plus	30,531	[a]	1,099,116
Tetra Tech	109,334		6,007,903
Willdan Group	9,278	[a]	264,423
			27,771,143
Consumer Durables & Apparel - 2.3%
Acushnet Holdings	79,548	[b]	1,901,993
Callaway Golf	254,225	[b]	4,815,021
Cavco Industries	824	[a]	171,062
Deckers Outdoor	11,719	[a]	1,326,122
LGI Homes	14,259	[a]	868,516
Malibu Boats, Cl. A	29,693	[a]	1,273,236

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 97.5% (continued)
Consumer Durables & Apparel - 2.3% (continued)
Nautilus	73,824	[a]	1,103,669
Oxford Industries	27,300		2,252,796
Steven Madden	32,096		1,696,274
TopBuild	28,467	[a]	2,389,805
Turtle Beach	62,465	[a]	1,086,891
			18,885,385
Consumer Services - 5.2%
BJ's Restaurants	29,422		1,647,632
Bright Horizons Family Solutions	35,366	[a]	3,579,039
Century Casinos	87,221	[a]	740,506
Cheesecake Factory	60,618	[b]	3,140,619
Chegg	46,048	[a]	1,287,963
Churchill Downs	4,752		1,422,749
Chuy's Holdings	17,378	[a,b]	511,782
Dave & Buster's Entertainment	128,554	[a]	5,352,989
Grand Canyon Education	43,416	[a]	4,823,518
Hilton Grand Vacations	32,913	[a]	1,308,621
Planet Fitness, Cl. A	72,958	[a]	2,891,326
Scientific Games	20,536	[a,b]	1,217,785
Strayer Education	34,060		3,722,758
Texas Roadhouse	44,728	[b]	2,771,794
Vail Resorts	14,802		3,564,174
Weight Watchers International	11,194	[a]	843,132
Wendy's	86,999	[b]	1,401,554
Wingstop	49,649	[b]	2,512,736
			42,740,677
Diversified Financials - 2.1%
Associated Capital Group, Cl. A	12,716	[b]	493,381
FactSet Research Systems	8,289	[b]	1,666,172
FirstCash	33,859		3,072,704
Green Dot, Cl. A	41,111	[a]	2,929,981
MarketAxess Holdings	16,242	[b]	3,470,103
Moelis & Co., Cl. A	43,601		2,583,359
PJT Partners, Cl. A	21,639		1,195,988
WisdomTree Investments	134,202		1,470,854
			16,882,542
Energy - 2.0%
Bonanza Creek Energy	32,088	[a]	1,180,197
Callon Petroleum	119,380	[a]	1,413,459
Carrizo Oil & Gas	44,026	[a,b]	1,112,097
Delek US Holdings	24,573		1,370,682
Forum Energy Technologies	107,196	[a,b]	1,516,823
Green Plains	44,709	[b]	954,537

Description	Shares		Value ($)
Common Stocks - 97.5% (continued)
Energy - 2.0% (continued)
Mammoth Energy Services	33,833	[a]	1,277,534
Matador Resources	61,653	[a,b]	1,730,600
Oceaneering International	57,624		1,373,180
Penn Virginia	20,730	[a,b]	1,429,541
Whiting Petroleum	32,641	[a,b]	1,711,041
Wildhorse Resource Development	48,051	[a]	1,290,650
			16,360,341
Exchange-Traded Funds - .9%
iShares Russell 2000 ETF	42,277		6,881,427
Food & Staples Retailing - .0%
Natural Grocers by Vitamin Cottage	20,846	[a]	214,297
Food, Beverage & Tobacco - 1.9%
Boston Beer, Cl. A	5,430	[a,b]	1,378,406
Calavo Growers	5,897	[b]	518,936
Farmer Brothers	38,265	[a,b]	1,117,338
Freshpet	42,176	[a]	961,613
Hain Celestial Group	89,504	[a]	2,284,142
Hostess Brands	83,161	[a,b]	1,133,484
J&J Snack Foods	19,145		2,711,315
MGP Ingredients	14,260	[b]	1,262,723
Nomad Foods	121,061	[a]	2,106,461
Primo Water	32,196	[a]	546,688
SunOpta	176,439	[a,b]	1,446,800
			15,467,906
Health Care Equipment & Services - 12.3%
ABIOMED	5,513	[a]	2,101,225
Amedisys	17,143	[a]	1,308,868
AMN Healthcare Services	27,457	[a]	1,551,321
AngioDynamics	60,752	[a]	1,277,615
AxoGen	45,073	[a,b]	2,213,084
BioTelemetry	29,836	[a,b]	1,260,571
Cantel Medical	37,953		4,140,293
CONMED	18,222		1,250,940
Diplomat Pharmacy	69,379	[a]	1,633,182
Encompass Health	27,274		1,765,992
Ensign Group	38,602		1,413,219
Glaukos	35,531	[a,b]	1,342,006
Globus Medical, Cl. A	70,577	[a]	3,920,552
Haemonetics	15,584	[a]	1,408,014
HealthEquity	110,927	[a,b]	8,242,985
ICU Medical	9,671	[a,b]	2,814,745
Inogen	6,744	[a]	1,232,061
Insulet	25,562	[a,b]	2,397,460

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 97.5% (continued)
Health Care Equipment & Services - 12.3% (continued)
Integer Holdings	20,639	[a]	1,362,174
iRhythm Technologies	16,343	[a]	1,242,558
LeMaitre Vascular	44,959	[b]	1,532,203
LHC Group	19,870	[a]	1,529,394
Masimo	53,749	[a]	5,323,838
Medidata Solutions	88,190	[a]	6,804,740
Merit Medical Systems	47,635	[a,b]	2,443,675
Neogen	50,829	[a,b]	3,848,264
Novocure	116,719	[a]	3,670,813
Omnicell	48,010	[a,b]	2,234,866
Penumbra	8,600	[a]	1,383,740
PetIQ	63,030		1,207,025
Premier, Cl. A	155,663	[a,b]	5,077,727
Quidel	37,407	[a]	2,345,419
Sientra	38,781	[a]	700,385
STAAR Surgical Co.	36,770	[a]	1,093,908
Tabula Rasa HealthCare	24,876	[a,b]	1,356,986
Tactile Systems Technology	90,653	[a,b]	4,499,108
Tandem Diabetes Care	99,084	[a]	1,390,149
Teladoc	52,147	[a,b]	2,654,282
Teleflex	16,457		4,396,652
Tenet Healthcare	40,401	[a]	1,431,407
Tivity Health	25,588	[a,b]	896,859
Vocera Communications	34,369	[a]	928,650
			100,628,955
Household & Personal Products - .5%
Inter Parfums	25,699		1,369,757
Medifast	12,511		1,832,736
USANA Health Sciences	10,095	[a]	1,181,115
			4,383,608
Insurance - .6%
AMERISAFE	15,476		923,143
Kemper	12,937	[b]	1,001,971
Kinsale Captial Group	48,011	[b]	2,542,663
			4,467,777
Materials - 2.3%
Balchem	27,119	[b]	2,615,085
Carpenter Technology	26,487		1,587,631
Ferro	115,784	[a]	2,368,941
Ingevity	18,449	[a]	1,404,707
Kaiser Aluminum	12,609		1,390,268
KMG Chemicals	38,062		2,544,445
Koppers Holdings	41,886	[a]	1,688,006

Description	Shares		Value ($)
Common Stocks - 97.5% (continued)
Materials - 2.3% (continued)
Neeah Paper	12,586	[b]	1,021,354
Orion Engineered Carbons	34,427		988,055
Sensient Technologies	29,559	[b]	1,987,843
Summit Materials, Cl. A	46,076	[a,b]	1,309,480
			18,905,815
Media - 1.1%
Criteo, ADR	143,214	[a,b]	3,458,618
Madison Square Garden, Cl. A	4,665	[a]	1,222,417
New York Times, Cl. A	83,544		1,900,626
Scholastic	28,025		1,260,845
World Wrestling Entertainment, Cl. A	17,421	[b]	1,008,502
			8,851,008
Pharmaceuticals, Biotechnology & Life Sciences - 13.1%
Aclaris Therapeutics	30,588	[a]	552,726
Aerie Pharmaceuticals	36,334	[a]	1,863,934
Amicus Therapeutics	37,379	[a,b]	631,705
AnaptysBio	8,433	[a]	656,087
Arena Pharmaceuticals	29,809	[a,b]	1,362,867
Argenx, ADR	10,549		1,007,430
Array BioPharma	47,816	[a]	781,792
Biohaven Pharmaceutical Holding	22,646	[b]	792,610
BioSpecifics Technologies	23,599	[a]	1,020,893
Bio-Techne	20,639		3,102,454
Bluebird Bio	5,751	[a,b]	1,029,717
Blueprint Medicines	10,165	[a]	854,673
Cambrex	26,813	[a]	1,214,629
Clovis Oncology	20,302	[a,b]	953,382
Collegium Pharmaceutical	113,546	[a]	2,568,411
CRISPR Therapeutics	16,786	[a,b]	1,156,723
Dermira	36,227	[a]	314,450
Eagle Pharmaceuticals	10,799	[a,b]	727,961
Emergent BioSolutions	116,982	[a]	6,031,592
Esperion Therapeutics	15,543	[a,b]	598,250
Exact Sciences	40,555	[a,b]	2,414,645
Foundation Medicine	13,315	[a,b]	1,320,182
G1 Therapeutics	23,755		1,028,829
Global Blood Therapeutics	15,660	[a]	754,029
GW Pharmaceuticals, ADR	11,933	[a]	1,921,094
Halozyme Therapeutics	68,244	[a]	1,255,690
Heron Therapeutics	36,581	[a]	1,192,541
Horizon Pharma	120,327	[a]	1,961,330
Immunomedics	113,308	[a,b]	2,499,574
Insmed	39,020	[a,b]	1,087,097

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 97.5% (continued)
Pharmaceuticals, Biotechnology & Life Sciences - 13.1% (continued)
Intersect ENT	39,965	[a]	1,704,507
Keryx Biopharmaceuticals	249,825	[a,b]	1,316,578
Ligand Pharmaceuticals	79,366	[a,b]	15,256,526
Loxo Oncology	14,877	[a,b]	2,638,138
Madrigal Pharmaceuticals	6,777	[a,b]	1,800,039
Medpace Holdings	23,995	[a,b]	1,011,629
Mirati Therapeutics	25,430	[a]	1,080,775
Nektar Therapeutics	64,244	[a]	5,156,866
NeoGenomics	138,536	[a,b]	1,607,018
Optinose	51,051	[b]	1,177,747
Pacira Pharmaceuticals	47,610	[a,b]	1,630,643
Phibro Animal Health, Cl. A	19,159		865,987
Portola Pharmaceuticals	17,547	[a,b]	704,512
PRA Health Sciences	14,119	[a]	1,198,703
Progenics Pharmaceuticals	207,861	[a,b]	1,579,744
Puma Biotechnology	47,215	[a]	2,500,034
REGENXBIO	21,124	[a]	1,144,921
Repligen	62,898	[a,b]	2,747,385
Sage Therapeutics	13,155	[a]	2,008,637
Sarepta Therapeutics	13,421	[a]	1,259,561
Supernus Pharmaceuticals	218,179	[a,b]	12,294,387
Vericel	91,392	[a]	1,229,222
Viking Therapeutics	116,558	[a]	1,164,414
Zogenix	20,949	[a,b]	891,380
			106,626,650
Real Estate - .4%
Marcus & Millichap	58,420	[a]	2,188,413
Terreno Realty	34,103	[c]	1,299,665
			3,488,078
Retailing - 4.6%
Abercrombie & Fitch, Cl. A	36,133	[b]	861,772
American Eagle Outfitters	54,658		1,213,408
At Home Group	79,866	[a]	2,764,162
Boot Barn Holdings	45,256	[a,b]	1,071,662
Burlington Stores	26,909	[a]	3,935,441
Carvana	36,930	[a,b]	1,065,431
Express	103,774	[a,b]	883,117
Five Below	12,990	[a,b]	918,523
Monro	9,846	[b]	552,361
Nutrisystem	36,388	[b]	1,357,272
Ollie's Bargain Outlet Holdings	72,762	[a,b]	5,144,273
Pool	47,107		6,732,532

Description	Shares		Value ($)
Common Stocks - 97.5% (continued)
Retailing - 4.6% (continued)
Shutterfly	91,589	[a]	8,622,188
Tailored Brands	41,454		1,360,106
Zumiez	38,257	[a,b]	927,732
			37,409,980
Semiconductors & Semiconductor Equipment - 4.6%
Cabot Microelectronics	10,521		1,190,662
CEVA	104,690	[a]	3,528,053
Cree	21,005	[a,b]	979,253
Cypress Semiconductor	276,904		4,557,840
Entegris	57,400		2,014,740
Inphi	38,206	[a,b]	1,290,599
Integrated Device Technology	152,129	[a,b]	5,056,768
MKS Instruments	25,845		2,899,809
Monolithic Power Systems	47,289		6,233,163
ON Semiconductor	92,270	[a]	2,318,745
Semtech	146,463	[a]	7,088,809
			37,158,441
Software & Services - 19.8%
2U	13,207	[a,b]	1,252,024
ACI Worldwide	74,272	[a]	1,793,669
Acxiom	53,165	[a]	1,557,203
Alarm.com Holdings	54,258	[a,b]	2,410,683
Alteryx, Cl. A	26,102	[a,b]	887,990
AppFolio, Cl. A	24,178	[a]	1,431,338
Aspen Technology	21,502	[a]	2,005,277
Blackbaud	36,754		3,582,412
BlackLine	39,386	[a]	1,639,245
Blucora	38,197	[a,b]	1,449,576
Bottomline Technologies	84,663	[a]	4,026,572
Carbonite	105,467	[a]	4,092,120
Descartes Systems Group	105,793	[a]	3,152,631
Ebix	15,577	[b]	1,162,044
Ellie Mae	20,639	[a,b]	2,193,719
Envestnet	47,947	[a,b]	2,536,396
EPAM Systems	20,297	[a]	2,500,184
Etsy	109,011	[a]	3,525,416
Everbridge	121,754	[a,b]	5,609,207
ExlService Holdings	37,554	[a]	2,128,936
Fair Isaac	24,911	[a,b]	4,584,371
Five9	148,469	[a,b]	5,180,083
ForeScout Technologies	28,533	[b]	858,273
Gartner	13,132	[a,b]	1,743,142
Glu Mobile	206,896	[a]	1,166,893

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 97.5% (continued)
Software & Services - 19.8% (continued)
GreenSky, Cl. A	30,308		811,345
GrubHub	24,930	[a]	2,672,745
HubSpot	24,959	[a,b]	3,025,031
Instructure	21,007	[a]	903,301
j2 Global	53,635	[b]	4,528,939
Limelight Networks	211,894	[a]	1,038,281
ManTech International, Cl. A	36,378		1,961,138
MAXIMUS	48,818		2,973,016
Mimecast	49,172	[a]	2,191,596
MiX Telematics, ADR	58,292		1,137,860
Model N	69,234	[a]	1,235,827
MongoDB	56,742		2,674,250
New Relic	10,430	[a]	1,059,584
Nutanix, Cl. A	42,448	[a]	2,268,846
Okta	20,468	[a,b]	1,150,506
Paycom Software	37,806	[a,b]	3,987,399
Points International	53,023	[a]	771,485
Proofpoint	25,383	[a]	2,967,019
PROS Holdings	37,154	[a]	1,313,022
Q2 Holdings	31,495	[a,b]	1,799,939
QAD, Cl. A	19,998		1,036,896
Qualys	32,750	[a,b]	2,520,112
Quotient Technology	96,920	[a,b]	1,298,728
Rapid7	137,754	[a]	4,362,669
RealPage	44,782	[a]	2,630,942
RingCentral, Cl. A	38,551	[a,b]	2,920,238
SailPoint Technologies Holding	98,672		2,574,352
SendGrid	29,907		793,732
Shutterstock	83,105	[a]	3,938,346
Stamps.com	27,762	[a,b]	6,962,710
Talend, ADR	62,790	[a]	3,565,216
Trade Desk, Cl. A	48,633	[a,b]	4,159,580
Twilio, Cl. A	26,628	[a]	1,437,113
Tyler Technologies	16,609	[a,b]	3,846,977
Ultimate Software Group	6,396	[a,b]	1,676,711
Varonis Systems	17,213	[a]	1,336,589
VASCO Data Security International	63,460	[a]	1,373,909
Virtusa	36,524	[a]	1,773,240
Wix.com	50,340	[a]	4,377,063
WNS Holdings, ADR	89,678	[a]	4,586,133
Zendesk	23,851	[a]	1,333,032
Zscaler	21,132	[b]	554,926
			161,999,747

Description	Shares		Value ($)
Common Stocks - 97.5% (continued)
Technology Hardware & Equipment - 2.6%
CalAmp	83,768	[a]	1,777,557
Comtech Telecommunications	41,626		1,302,894
Cray	105,673	[a,b]	2,631,258
ePlus	21,333	[a]	1,940,236
Extreme Networks	194,744	[a,b]	1,676,746
Infinera	115,407	[a]	1,015,582
Iteris	39,767	[a,b]	204,005
Ituran Location and Control	20,059		661,947
Lumentum Holdings	14,195	[a]	833,956
nLight	32,215		1,196,787
Novanta	18,358	[a]	1,190,516
Plantronics	18,736		1,364,918
Pure Storage, Cl. A	80,564	[a]	1,728,903
RADCOM	32,393	[a,b]	617,087
USA Technologies	98,378	[a,b]	1,323,184
Viavi Solutions	90,389	[a]	859,599
Zebra Technologies, Cl. A	8,178	[a]	1,255,405
			21,580,580
Telecommunication Services - 1.0%
Boingo Wireless	234,648	[a]	5,047,278
Iridium Communications	89,813	[a]	1,365,158
ORBCOMM	202,570	[a,b]	1,956,826
			8,369,262
Transportation - 2.6%
Allegiant Travel	18,324	[b]	2,773,337
Echo Global Logistics	159,118	[a]	4,423,480
Genesee & Wyoming, Cl. A	23,311	[a]	1,820,822
Hub Group, Cl. A	27,659	[a]	1,381,567
Kirby	13,752	[a]	1,247,306
Knight-Swift Transportation Holdings	55,254		2,247,733
Marten Transport	153,091	[b]	3,490,475
Old Dominion Freight Line	4,599		717,260
Saia	22,239	[a]	1,832,494
SkyWest	22,179		1,264,203
			21,198,677
Utilities - .1%
American States Water	20,472	[b]	1,152,164
Total Common Stocks (cost $584,873,171)			796,675,338

STATEMENT OF INVESTMENTS (continued)

Description	7-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - 5.2%
Registered Investment Company;
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares (cost $42,740,154)	1.68	42,740,154	[d]	42,740,154
Total Investments (cost $627,613,325)		102.7%		839,415,492
Liabilities, Less Cash and Receivables		(2.7%)		(22,206,568)
Net Assets		100.0%		817,208,924

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

a Non-income producing security.

b Security, or portion thereof, on loan. At May 31, 2018, the value of the fund’s securities on loan was $168,526,246 and the value of the collateral held by the fund was $173,738,071, consisting of cash collateral of $42,740,154 and U.S. Government & Agency securities valued at $130,997,917.

c Investment in real estate investment trust.

d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Software & Services	19.8
Pharmaceuticals, Biotechnology & Life Sciences	13.1
Health Care Equipment & Services	12.3
Capital Goods	8.1
Consumer Services	5.2
Money Market Investment	5.2
Retailing	4.6
Semiconductors & Semiconductor Equipment	4.6
Banks	4.4
Commercial & Professional Services	3.4
Technology Hardware & Equipment	2.6
Transportation	2.6
Materials	2.3
Consumer Durables & Apparel	2.3
Diversified Financials	2.1
Energy	2.0
Food, Beverage & Tobacco	1.9
Automobiles & Components	1.6
Media	1.1
Telecommunication Services	1.0
Exchange-Traded Funds	.9
Insurance	.6
Household & Personal Products	.5
Real Estate	.4
Utilities	.1
Food & Staples Retailing	.0
102.7

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Company	Value 5/31/17($)	Purchases($)	Sales($)	Value 5/31/18($)	Net Assets(%)
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	74,990,232	362,720,143	394,970,221	42,740,154	5.2

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2018

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $168,526,246)—Note 1(b):
Unaffiliated issuers	584,873,171	796,675,338
Affiliated issuers	42,740,154	42,740,154
Cash		21,305,559
Receivable for investment securities sold		4,880,127
Receivable for shares of Common Stock subscribed		384,050
Dividends and securities lending income receivable		249,258
Prepaid expenses		47,511
		866,281,997
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		645,496
Liability for securities on loan—Note 1(b)		42,740,154
Payable for investment securities purchased		5,298,206
Payable for shares of Common Stock redeemed		263,493
Accrued expenses		125,724
		49,073,073
Net Assets ($)		817,208,924
Composition of Net Assets ($):
Paid-in capital		554,149,557
Accumulated net realized gain (loss) on investments		51,257,200
Accumulated net unrealized appreciation (depreciation) on investments		211,802,167
Net Assets ($)		817,208,924

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	2,090,348	586,877	16,531,826	797,999,873
Shares Outstanding	72,229	21,780	555,483	26,802,559
Net Asset Value Per Share ($)	28.94	26.95	29.76	29.77

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended May 31, 2018

Investment Income ($):
Income:
Cash dividends (net of $9,396 foreign taxes withheld at source):	4,660,108
Income from securities lending—Note 1(b)	630,702
Total Income	5,290,810
Expenses:
Management fee—Note 3(a)	6,501,676
Professional fees	79,012
Directors’ fees and expenses—Note 3(d)	77,426
Registration fees	67,460
Custodian fees—Note 3(c)	66,052
Prospectus and shareholders’ reports	25,552
Shareholder servicing costs—Note 3(c)	16,960
Loan commitment fees—Note 2	14,745
Distribution fees—Note 3(b)	2,627
Miscellaneous	49,322
Total Expenses	6,900,832
Less—reduction in expenses due to undertaking—Note 3(a)	(690)
Less—reduction in fees due to earnings credits—Note 3(c)	(58,773)
Net Expenses	6,841,369
Investment (Loss)—Net	(1,550,559)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	79,184,469
Net unrealized appreciation (depreciation) on investments	92,692,906
Net Realized and Unrealized Gain (Loss) on Investments	171,877,375
Net Increase in Net Assets Resulting from Operations	170,326,816

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended May 31,
	2018	2017
Operations ($):
Investment (loss)—net	(1,550,559)	(1,722,447)
Net realized gain (loss) on investments	79,184,469	66,465,001
Net unrealized appreciation (depreciation) on investments	92,692,906	46,361,475
Net Increase (Decrease) in Net Assets Resulting from Operations	170,326,816	111,104,029
Distributions to Shareholders from ($):
Net realized gain on investments:
Class A	(145,833)	-
Class C	(20,837)	-
Class I	(707,055)	-
Class Y	(45,798,612)	-
Total Distributions	(46,672,337)	-
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	418,471	111,993
Class C	283,807	99,495
Class I	9,965,797	21,438,749
Class Y	94,972,058	107,518,287
Distributions reinvested:
Class A	144,814	-
Class C	20,837	-
Class I	544,813	-
Class Y	20,017,131	-
Cost of shares redeemed:
Class A	(1,693,589)	(1,633,132)
Class C	(101,811)	(82,751)
Class I	(7,853,716)	(31,509,561)
Class Y	(63,029,846)	(122,029,408)
Increase (Decrease) in Net Assets from Capital Stock Transactions	53,688,766	(26,086,328)
Total Increase (Decrease) in Net Assets	177,343,245	85,017,701
Net Assets ($):
Beginning of Period	639,865,679	554,847,978
End of Period	817,208,924	639,865,679
Accumulated investment (loss)—net	-	(1,075,880)

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended May 31,
	2018	2017
Capital Share Transactions (Shares):
Class Aa
Shares sold	15,405	4,851
Shares issued for distributions reinvested	5,506	-
Shares redeemed	(63,550)	(72,023)
Net Increase (Decrease) in Shares Outstanding	(42,639)	(67,172)
Class C
Shares sold	10,996	4,821
Shares issued for distributions reinvested	848	-
Shares redeemed	(4,036)	(3,894)
Net Increase (Decrease) in Shares Outstanding	7,808	927
Class Ia
Shares sold	359,170	907,336
Shares issued for distributions reinvested	20,171	-
Shares redeemed	(292,732)	(1,368,183)
Net Increase (Decrease) in Shares Outstanding	86,609	(460,847)
Class Ya
Shares sold	3,476,270	4,680,876
Shares issued for distributions reinvested	740,826	-
Shares redeemed	(2,297,809)	(5,319,266)
Net Increase (Decrease) in Shares Outstanding	1,919,287	(638,390)

[a]During the period ended May 31, 2018, 319,870 Class Y shares representing $9,092,950 were exchanged for 319,953 Class I shares and during the period ended May 31, 2017, 12,411 Class A shares representing $289,719 were exchanged for 12,125 Class I shares, 94,740 Class I shares representing $1,530,178 were exchanged for 94,777 Class Y shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended May 31,
Class A Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	24.54	20.41	24.84	23.55	22.16
Investment Operations:
Investment (loss)—net[a]	(.15)	(.13)	(.15)	(.17)	(.19)
Net realized and unrealized gain (loss) on investments	6.36	4.26	(2.76)	3.42	2.90
Total from Investment Operations	6.21	4.13	(2.91)	3.25	2.71
Distributions:
Dividends from net realized gain on investments	(1.81)	-	(1.52)	(1.96)	(1.32)
Net asset value, end of period	28.94	24.54	20.41	24.84	23.55
Total Return (%)[b]	26.05	20.24	(11.99)	14.30	11.87
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.29	1.28	1.29	1.32	1.38
Ratio of net expenses to average net assets	1.28	1.28	1.29	1.30	1.30
Ratio of net investment (loss) to average net assets	(.56)	(.60)	(.66)	(.71)	(.75)
Portfolio Turnover Rate	95.50	138.00	125.11	148.55	121.33
Net Assets, end of period ($ x 1,000)	2,090	2,819	3,716	4,834	4,742

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class C Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	23.13	19.39	23.85	22.85	21.70
Investment Operations:
Investment (loss)—net[a]	(.33)	(.31)	(.30)	(.35)	(.36)
Net realized and unrealized gain (loss) on investments	5.96	4.05	(2.64)	3.31	2.83
Total from Investment Operations	5.63	3.74	(2.94)	2.96	2.47
Distributions:
Dividends from net realized gain on investments	(1.81)	-	(1.52)	(1.96)	(1.32)
Net asset value, end of period	26.95	23.13	19.39	23.85	22.85
Total Return (%)[b]	25.11	19.29	(12.67)	13.49	10.99
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.23	2.27	2.39	2.34	2.34
Ratio of net expenses to average net assets	2.05	2.05	2.05	2.05	2.03
Ratio of net investment (loss) to average net assets	(1.37)	(1.39)	(1.42)	(1.48)	(1.48)
Portfolio Turnover Rate	95.50	138.00	125.11	148.55	121.33
Net Assets, end of period ($ x 1,000)	587	323	253	268	430

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

	Year Ended May 31,
Class I Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	25.12	20.84	25.25	23.83	22.35
Investment Operations:
Investment (loss)—net[a]	(.07)	(.08)	(.08)	(.10)	(.12)
Net realized and unrealized gain (loss) on investments	6.52	4.36	(2.81)	3.48	2.92
Total from Investment Operations	6.45	4.28	(2.89)	3.38	2.80
Distributions:
Dividends from net realized gain on investments	(1.81)	-	(1.52)	(1.96)	(1.32)
Net asset value, end of period	29.76	25.12	20.84	25.25	23.83
Total Return (%)	26.42	20.54	(11.71)	14.69	12.18
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.99	1.03	.98	.97	.98
Ratio of net expenses to average net assets	.98	1.01	.98	.97	.98
Ratio of net investment (loss) to average net assets	(.26)	(.33)	(.35)	(.53)	(.45)
Portfolio Turnover Rate	95.50	138.00	125.11	148.55	121.33
Net Assets, end of period ($ x 1,000)	16,532	11,777	19,373	23,882	453,865

a Based on average shares outstanding.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class Y Shares	2018	2017	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	25.12	20.83	25.23	23.81	23.06
Investment Operations:
Investment (loss)—net[b]	(.06)	(.07)	(.07)	(.09)	(.02)
Net realized and unrealized gain (loss) on investments	6.52	4.36	(2.81)	3.47	2.09
Total from Investment Operations	6.46	4.29	(2.88)	3.38	2.07
Distributions:
Dividends from net realized gain on investments	(1.81)	-	(1.52)	(1.96)	(1.32)
Net asset value, end of period	29.77	25.12	20.83	25.23	23.81
Total Return (%)	26.46	20.60	(11.68)	14.66	8.68[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.95	.96	.96	.97	1.16[d]
Ratio of net expenses to average net assets	.94	.96	.96	.97	1.04[d]
Ratio of net investment (loss) to average net assets	(.21)	(.28)	(.33)	(.36)	(.08)[d]
Portfolio Turnover Rate	95.50	138.00	125.11	148.55	121.33
Net Assets, end of period ($ x 1,000)	798,000	624,947	531,507	592,655	973

a From July 1, 2013 (commencement of initial offering) to May 31, 2014.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Select Managers Small Cap Growth Fund (the “fund”) is a separate non-diversified series of Strategic Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering six series, including the fund. The fund’s investment objective is to seek capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. EACM Advisors LLC (“EACM”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s portfolio allocation manager. Henderson Geneva Capital Management Ltd. (“Henderson”), Nicholas Investment Partners, L.P. (“Nicholas”), EAM Investors, LLC (“EAM”), Granite Investment Partners, LLC (“Granite”), Rice Hall James & Associates (“Rice Hall”) and Redwood Investments, LLC (“Redwood”), serve as the fund’s sub-investment advisers, each managing an allocated portion of the fund’s portfolio.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 425 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (75 million shares authorized), Class C (75 million shares authorized), Class I (75 million shares authorized), Class T (100 million shares authorized) and Class Y (100 million shares authorized). Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

NOTES TO FINANCIAL STATEMENTS (continued)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

NOTES TO FINANCIAL STATEMENTS (continued)

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of May 31, 2018 in valuing the fund’s investments:

	Level 1 Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	748,736,372	-	-	748,736,372
Equity Securities - Foreign Common Stocks†	41,057,539	-	-	41,057,539
Exchange-Traded Funds	6,881,427	-	-	6,881,427
Registered Investment Company	42,740,154	-	-	42,740,154

† See Statement of Investments for additional detailed categorizations.

At May 31, 2018, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended May 31, 2018, The Bank of New York Mellon earned $116,376 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended May 31, 2018, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended May 31, 2018, the fund did not incur any interest or penalties.

Each tax year for the four-year period ended May 31, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At May 31, 2018, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $17,296,566, undistributed capital gains $38,675,898 and unrealized appreciation $207,086,903.

The tax character of distributions paid to shareholders during the fiscal periods ended May 31, 2018 and May 31, 2017 were as follows: ordinary income $4,100,032 and $0, and long-term capital gains $42,572,305 and $0, respectively.

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended May 31, 2018, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses and passive foreign investment companies, the fund increased accumulated undistributed investment income-net by $2,626,439, decreased accumulated net realized gain (loss) on investments by $1,550,558 and decreased paid-in capital by $1,075,881. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 4, 2017, the unsecured credit facility with Citibank, N.A. was $810 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended May 31, 2018, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .90% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from June 1, 2017 through October 1, 2018, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of Class A, Class C, Class I and Class Y shares (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.05%, 1.05%, 1.05% and .98% of the value of the respective class’ average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $690 during the period ended May 31, 2018.

Pursuant to a Portfolio Allocation Agreement between Dreyfus and EACM, Dreyfus pays EACM a monthly fee at an annual .10% of the value of the fund’s average daily net assets.

Pursuant to separate sub-investment advisory agreements between Dreyfus and Henderson, Nicholas, EAM, Granite, Rice Hall and Redwood, each serves as the fund’s sub-investment adviser responsible for the day-to-day management of a portion of the fund’s portfolio. Dreyfus pays each sub-

investment adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. Dreyfus has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits Dreyfus, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined under the Act) of Dreyfus’ ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by Dreyfus to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus. Dreyfus has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

During the period ended May 31, 2018, the Distributor retained $796 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended May 31, 2018, Class C shares were charged $2,627 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 2018, Class A and Class C shares were charged $6,046 and $876, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances

NOTES TO FINANCIAL STATEMENTS (continued)

are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended May 31, 2018, the fund was charged $4,537 for transfer agency services and $222 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were offset by earnings credits of $222.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended May 31, 2018, the fund was charged $66,052 pursuant to the custody agreement. These fees were partially offset by earnings credits of $58,551.

During the period ended May 31, 2018, the fund was charged $27,079 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $608,562, Distribution Plan fees $367, Shareholder Services Plan fees $572, custodian fees $23,500, Chief Compliance Officer fees $11,587 and transfer agency fees $952, which are offset against an expense reimbursement currently in effect in the amount of $44.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2018, amounted to $677,332,670 and $671,553,128, respectively.

At May 31, 2018, the cost of investments for federal income tax purposes was $632,328,589; accordingly, accumulated net unrealized appreciation on investments was $207,086,903, consisting of $227,122,116 gross unrealized appreciation and $20,035,213 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of Dreyfus Select Managers Small Cap Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Dreyfus Select Managers Small Cap Growth Fund (the “Fund”) (one of the series constituting Strategic Funds, Inc.), including the statements of investments and investments in affiliated issuers, as of May 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Strategic Funds, Inc.) at May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Dreyfus investment companies since at least 1957, but we are unable to determine the specific year.

New York, New York
July 26, 2018

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby reports 19.44% of the ordinary dividends paid during the fiscal year ended May 31, 2018 as qualifying for the corporate dividends received deduction. Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $4,100,032 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2019 of the percentage applicable to the preparation of their 2018 income tax returns. Also, the fund hereby reports $.1591 per share as a short-term capital gain distribution and $1.6520 per share as a long-term capital gain distribution paid on December 20, 2017.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (74)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 124

———————

Joni Evans (76)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Chief Executive Officer, www.wowOwow.com, an online community dedicated to women’s conversations and publications (2007-present)

• Principal, Joni Evans Ltd. (publishing) (2006-present)

No. of Portfolios for which Board Member Serves: 21

———————

Joan Gulley (70)

Board Member (2017)

Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

No. of Portfolios for which Board Member Serves: 52

———————

Ehud Houminer (77)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia

University (1992-present)

Trustee, Ben Gurion University

No. of Portfolios for which Board Member Serves: 52

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Alan H. Howard (58)

Board Member (2018)

Principal Occupation During Past 5 Years:

• Managing Partner of Heathcote Advisors LLC, a financial advisory services firm (2008 – present)

• President of Dynatech/MPX Holdings LLC (2012 – present), a global supplier and service provider of military aircraft parts, including Chief Executive Officer of an operating subsidiary, Dynatech International LLC (2013 – present)

• Senior Advisor, Rossoff & Co., an independent investment banking firm (2014 – present)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, a designer and manufacturer of watches, Director (1997-present)

No. of Portfolios for which Board Member Serves: 21

———————

Robin A. Melvin (54)

Board Member (1995)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

No. of Portfolios for which Board Member Serves: 99

———————

Burton N. Wallack (67)

Board Member (2006)

Principal Occupation During Past 5 Years:

• President and Co-owner of Wallack Management Company, a real estate management company (1987-present)

No. of Portfolios for which Board Member Serves: 21

———————

Benaree Pratt Wiley (72)

Board Member (2003)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 79

———————

INTERESTED BOARD MEMBER

Gordon J. Davis (76)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

Other Public Company Board Memberships During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 54

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his affiliation with Venable LLP, which provides legal services to the Company.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

William Hodding Carter III, Emeritus Board Member
Hans C. Mautner, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 124 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2015.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 2000.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 until August 2015. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by Dreyfus. She is 30 years old and has been an employee of the Manager since October 2016.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by Dreyfus. She is 33 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager, the Dreyfus Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 149 portfolios). He is 61 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 143 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Distributor since 1997.

NOTES

NOTES

For More Information

Dreyfus Select Managers Small Cap Growth Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Portfolio Allocation Manager

EACM Advisors LLC
200 Connecticut Avenue
Norwalk, CT 06854-1958

Sub-Investment Advisers

Henderson Geneva Capital
Management Ltd.
100 East Wisconsin Avenue,
Suite 2550
Milwaukee, WI 53202

Nicholas Investment Partners, L.P.
6451 El Sicomoro
Rancho Santa Fe, CA 92067

EAM Investors, LLC
2533 South Coast Highway 101,
Suite 240
Cardiff-by-the-Sea, CA 92007

Granite Investment Partners, LLC
2121 Rosecrans Avenue, Suite 2360
El Segundo, CA 90245

Rice Hall James & Associates
600 West Broadway, Suite 1000
San Diego, CA 92101

Redwood Investments, LLC
One Gateway Center, Suite 802
Newton, MA 02458

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DSGAX Class C: DSGCX Class I: DSGIX Class Y: DSGYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 6289AR0518

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Ehud Houminer, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Ehud Houminer is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $34,702 in 2017 and $35,222 in 2018.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $9,276 in 2017 and $6,745 in 2018.  These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2017 and $0 in 2018.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,462 in 2017 and $3,875 in 2018. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2017 and $0 in 2018.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $35 in 2017 and $37 in 2018. These services included a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2017 and $0 in 2018.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $23,215,229 in 2017 and $20,678,286 in 2018.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

                        Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strategic Funds, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    July 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    July 27, 2018

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    July 27, 2018

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)